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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002
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                                W. R. GRACE & CO.
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             (Exact name of registrant as specified in its charter)


          Delaware                        1-13953                 65-0773649
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                   7500 Grace Drive, Columbia, Maryland 21044
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 410/531-4000
                                                            ------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 9.  Regulation FD Disclosure.

     On August 13, 2002, the principal executive officer and the principal financial officer of W. R. Grace & Co. each submitted to the Securities and Exchange Commission a statement under oath relating to Grace's 2001 Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the three months ended March 31, 2002, and Quarterly Report on Form 10-Q for the three months ended June 30, 2002. The statements are filed as exhibits hereto and are incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                    W. R. GRACE & CO.
                                                  ---------------------
                                                      (Registrant)

                                                 By /s/ Mark A. Shelnitz
                                                   ------------------------
                                                    Mark A. Shelnitz
                                                        Secretary

Dated: August 14, 2002

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                                W. R. GRACE & CO.

                           Current Report on Form 8-K

                                  Exhibit Index
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Exhibit No.     Description
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99.1            Statement Under Oath of Paul J. Norris, Principal Executive
                Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Robert M. Tarola, Principal Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings